BECKER VALUE EQUITY FUND
Retail Class:  BVEFX
Institutional Class:  BVEIX

Supplement dated July 16, 2015 to
Prospectus dated February 27, 2015

The following changes are effective July 1, 2015:

The Advisor has agreed to lower the Becker Value Equity Fund’s Shareholder Servicing Fee to 0.10%. Accordingly, the table below replaces the fees and expenses table on page 1 of the prospectus. Accordingly, the expense cap on the retail share class has also been lowered to 0.78%.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Retail	Institutional
Management Fees	0.55%	0.55%
Distribution (12b-1) Fees	NONE	NONE
Other Expenses (including shareholder servicing plan fees of 0.10% for Retail Class)	0.27%	0.17%
Total Annual Fund Operating Expenses	0.82%	0.72%
Fee Waiver/Expense Reimbursement	-0.04%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement(1)(2)	0.78%	0.68%
(1)
Becker Capital Management, Inc., (the “Advisor”) has contractually agreed to reduce its management fee and/or reimburse certain expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as Acquired Fund Fees and Expenses; and extraordinary litigation expenses) so that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement do not exceed 0.78% for the Retail Class and 0.68% for the Institutional Class of each class’ respective average daily net assets (the “Expense Caps”).  The Expense Caps will remain in effect at least through February 28, 2016.  The Agreement may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Advisor, or by the Advisor with consent of the Board.  The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for the fiscal year (taking into account the reimbursement) does not exceed the Expense Caps.

(2)
The Total Annual Operating Expenses After Fee Waiver/Expense Reimbursement do not correlate to the Ratio of Expenses to Average Net Assets After Fees Waived/Recouped and Expenses Absorbed provided in the Financial Highlights Section of the statutory Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Additionally, the below table replaces the expense example on page 1 of the prospectus.

	1 year	3 years	5 years	10 years
Retail Class	$80	$258	$451	$1,010
Institutional Class	$69	$226	$397	$891

Please retain this Supplement with the Prospectus.